CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned hereby certifies, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Hauppauge Digital, Inc. (the "Company") on Form 10-K for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   December 22, 2003


                                        /s/ Kenneth Plotkin
                                        ----------------------------------------
                                        Kenneth Plotkin
                                        Chief Executive Officer


                                        /s/ Gerald Tucciarone
                                        ----------------------------------------
                                        Gerald Tucciarone
                                        Chief Financial Officer